WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2003

Florida East Coast Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida
001-08723	59-2349968

(Commission File Number)	(IRS Employer Identification Number)

One Malaga Street, St. Augustine, FL	32084

(Address of Principal Executive Offices)	(Zip Code)

904/826-2398

(Registrant’s Telephone Number, Including Area Code)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc. (Registrant)

Date: August 4, 2003	By: /s/ Heidi J. Eddins

Name: Heidi J. Eddins

Title: Executive Vice President, Secretary and General Counsel

Item 9. Furnished Information.

On August 4, 2003, Robert W. Anestis, Chairman, Chief Executive Officer and President of Florida East Coast Industries, Inc., (NYSE: FLA, FLA.b) intends to speak to various investors at locations in San Francisco, California. Mr. Anestis will present slides which highlight Florida East Coast Industries, Inc. (and subsidiaries), consolidated and subsidiary business accomplishments, as well as (but not limited to) business opportunities, markets, certain financial results, balance sheet components and growth potential.

The information contained in the presentation is presented below. The presentation is also available on the Company’s website at www.feci.com.

Slide 1:

Cover page — Florida East Coast logo

Document Title — “Unlocking the Value”

Three photos: 1) Rail bed and tracks, 2) Flagler Deerwood North and 3) aerial of Beacon Station, Miami

Slide 2:

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Such forward looking statements may include, without limitation, statements that the Company does not expect that lawsuits, environmental costs, commitments, including future contractual obligations, contingent liabilities, financing availability, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends and other potential capital distributions, future growth potential of the Company’s lines of business, performance of the Company’s product offerings, other similar expressions concerning matters that are not historical facts, and projections relating to the Company’s financial results. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customer’s business cycles; industry competition; possible future changes in the Company’s structure, lines of business, business and investment strategies, and related implementation; legislative or regulatory changes; technological changes; volatility of fuel prices (including volatility caused by military actions); changes in depreciation rates resulting from future railway right-of-way and equipment life studies; the ability of the Company to complete its financing plans, settle future contractual obligations as estimated in time and amount and conclude labor negotiations in a satisfactory way; changes in insurance markets, including increases in insurance premiums and deductibles; the availability and costs of attracting and retaining qualified independent third party contractors; liability for environmental remediation and changes in environmental laws and regulations; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation; natural events such as weather conditions, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences that may affect construction or cause damage to assets; the ability of the buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; buyers’ ability to close transactions; the Company’s future taxable income and other factors that may affect the availability and timing of utilization of the Company’s deferred tax assets; uncertainties, changes or litigation related to tax laws, regulations and the application thereof that could limit the tax benefits of the EPIK sale or of other possible transactions involving the Company; whether FECI will implement the proposed reclassification of its shares; receipt of a favorable Internal Revenue Service ruling; the Company’s ability to pay dividends or to make other distributions to shareholders; and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Slide 3:

The History of Florida East Coast Industries

1883	Henry Flagler began assembling a railroad starting in Jacksonville and going down Florida’s east coast. Flagler bought or acquired through government land grants, large tracts of land in close proximity to the railroad, and over time, built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.
1889	Railroad reached Daytona Beach.
1890	Railroad reached Fort Lauderdale.
1896	Railroad spanned 350 miles reaching Miami.
1912-1935	Railroad reached Key West until hurricane destroyed sea causeway
1961	St. Joe Company acquired 54% ownership in Railway and continued strategy of land acquisitions.
1985	Florida East Coast Industries, Inc. (FECI) established separate real estate company, Gran Central Corporation, now Flagler Development.
2000	FECI completed tax-free spin-off from St. Joe Company.

Slide 4:

Florida East Coast Industries
A Florida Railroad and Real Estate Company

Real Estate — Flagler Development Company “FLAGLER” — Flagler Logo

Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties located throughout Florida, primarily in Jacksonville, Orlando, Ft. Lauderdale and Miami

Railroad — Florida East Coast Railway, L.L.C. — “FECR” — FECR Logo

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

Slide 5:

Key Investment Points

•	Strong competitive advantages in core transportation and real estate businesses

•	Highly profitable businesses generate strong cash flow

•	Hold diverse assets that cannot be duplicated today

•	Regional benefits

• Florida’s population is growing at twice the national average

• Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

•	Current management has improved Railway profits, driven Realty growth and prioritized and monetized redundant assets

• FECR is the second most profitable railroad in North America

•	Surplus land and other property sales

• Currently, approximately $123 million of surplus land and other property on the market and under contract for sale

•	Strong balance sheet provides immediate access to inexpensive capital

Slide 6:

Transportation

2 photos — Locomotive and drayage operations

Slide 7:

FECR’s Transportation Reach

Map with states of Florida, Georgia, South Carolina and Tennessee

Cities of Atlanta and Jacksonville and Miami noted

Cities of Atlanta and Jacksonville connected with dotted straight line — representing Hurricane Train service

Cities of Jacksonville and Miami connected with solid line indicating rail right-of-way.

Ports of Palm Beach, Port Everglades (Ft. Lauderdale) and Port of Miami noted.

Atlanta, Jacksonville and Miami have squares indicating location of Drayage operations.

Slide 8:

FECR Competitive Advantages
Detailed map of Florida

•	Over 100 years of regional understanding and expertise

•	Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

•	Favorable labor agreements

•	Excellent physical plant; Class IV

•	Scheduled trains

•	Ongoing expense management

•	Customer service oriented

•	Strong focus on safety

•	Early adapter of technological advances, for example, remote control locomotives

•	Experienced, innovative management

•	Excellent interchange relationships

•	Florida is a consuming state with 60% of goods moving north to south — creates imbalanced lane providing a cost advantage to rail transportation

Slide 9:

Major Commodity Detail — Pie charts (Units and Revenues)

Commodities — Units- Three months ended 6/30/03
Intermodal 57%
Aggregate 27%
Other 10%
Vehicles & Equipment 6%

Commodities — Revenues — Three months ended 6/30/03
Intermodal 36%
Aggregate 33%
Other 19%
Vehicles & Equipment 12%

Slide 10:

FECR Customers are Household Names

Carload Customers (No special order noted) — Logos
ConAgra Foods
Ford
Kraft
Rinker Materials
Tropicana
DelMonte
Cargill
Tarmac
ExxonMobil
Morton Salt
NASA
Chrysler

Intermodal Customers (No special order noted) — Logos
Sysco
United States Postal Service
PEPSI
P&G
ConAgra Foods

Gerber
JB Hunt
Swift
Publix
UPS
Georgia Pacific
Winn Dixie

Slide 11:

FECR Growth Strategy — Carload

Acquire new business by providing the Railway’s superior customer service, scheduled trains and cost saving solutions

Tropicana Products, Inc. — Logo
Gold Coast Beverage Distributors — Logo
Western Hay
ConAgra Foods — Logo

Caption at Bottom

TROPICANA, A NEW CARLOAD CUSTOMER STARTING IN JULY 2001. FECR CURRENTLY MOVES 2,300 RAILCARS PER YEAR CARRYING CHILLED JUICE PRODUCTS FROM TROPICANA’S FORT PIERCE PROCESSING PLANT TO OHIO AND NEW JERSEY WITHIN 48 HOURS. TROPICANA EXPECTS SAVINGS OF APPROXIMATELY $2 MILLION PER YEAR.

Slide 12:

FECR Growth Strategy — Carload

Provide traditional and non-traditional solutions to meet full needs of customers

Tarmac — concrete block on boxcars — Tarmac Logo
Rinker — conduit cement piping — Rinker Materials Logo

Caption at Bottom

TARMAC AMERICA AND RINKER MATERIALS — BOTH LONGSTANDING CUSTOMERS OF FECR, MOVING OVER 100,000 CARLOADS OF CRUSHED STONE PER YEAR ON THE RAILWAY. TARMAC AND RINKER LOOK TO FECR AS A STRATEGIC PARTNER, EXPLORING UNIQUE WAYS TO REDUCE OPERATIONAL AND TRANSPORTATION COSTS AND REMAIN COMPETITIVE.

Slide 13:

FECR Growth Strategy: Intermodal

•	Expand reach to new business customers from Atlanta by the Hurricane Train established in August 2001, providing over 2,400 loads to the Railway in the second quarter of 2003

•	Increase strategic relationships with LTL and TL carriers

•	Continue to develop strategic initiatives with CSX and/or NS

Two Captions at Bottom

UPS: THE RAILWAY MOVES APPROXIMATELY 20,000 TRAILERS FOR UPS, A RAIL CUSTOMER FOR OVER 10 YEARS. THE RAILWAY WAS RECENTLY RECOGNIZED FOR PROVIDING A FULL YEAR OF FAILURE FREE SERVICE, A RECORD AMONG ALL TRANSPORTATION COMPANIES SERVING UPS.

PEPSI BOTTLING GROUP, A NEW INTERMODAL CUSTOMER TO THE RAIL, IDENTIFIED COST SAVINGS OPPORTUNITIES BY CLOSING A BOTTLING PLANT IN MIAMI AND RELIABLY MOVING PEPSI PRODUCTS FROM THE EXISTING JACKSONVILLE BOTTLING PLANT TO THE SOUTH FLORIDA MARKET.

Slide 14:

FECR’s Operating Ratio is the Second Best in North America

Bar Chart — Percentages shown FECR operating ratio as compared to Class 1 RR’s

1999	FECR — 79.1%*	Class 1 RR’s — 83.6%
2000	FECR — 73.5%	Class 1 RR’s — 85.2%
2001	FECR — 74.3%	Class 1 RR’s — 80.0%
2002	FECR — 74.7%	Class 1 RR’s — 80.7%
YTD 6/30/03	FECR — 75.2%	Class 1 RR’s — 80.9%

*	Includes special charges of $5.5 million or 3% of Revenues

Slide 15

Railway Segment Revenue and Operating Profit
Year’s 1999 — 2002; YTD 6/30/02 & YTD 6/30/03 and 2003 Outlook
Railway Segment Revenue and Operating Profit (Bar Charts) in millions of dollars
First bar of each period shows Railway Revenue by the following Components:   Carload, Intermodal, Other and Drayage
Second bar of each period shows Operating Profit

	Railway	Railway Segment
Period	Segment Revenue	Operating Profit

1999	164.9	34.5 **
2000	164.8	43.7
2001	160.7	41.3
2002	166.8	42.1
YTD 6/30/02	82.6	20.6
YTD 6/30/03	89.5	20.1

2003 Rail revenue expected in range of $174 — $177 million

2003 Operating profit expected to be comparable to 2002

**	Includes special charges of $5.5 million

Slide 16

FECR Legal Entity EBITDA* is Running above $70M (before major land sales)
Reflecting Right-of-Way Income
Year’s 1999 — 2002; YTD 6/30/02 vs YTD 6/30/03
One bar chart for each year which shows FECR Legal Entity EBITDA by the following components:
Railway Segment Operating Profit, Depreciation, Operating profit/other income from: Passive Fiber, Rail Property Rents, Pipe and Wire,
Signboards & other; gain on land sales; other one time items related to Rail

(in millions of dollars)

Legal
Entity
Period	EBITDA

1999**	59.3
2000	74.4
2001	71.7
2002	111.7
YTD 6/30/02	38.8
YTD 6/30/03	39.5

*	Reconciliation to the nearest GAAP measure is provided on Slide 33

**	Includes special charges of $5.5 million

Slide 17

Rail Corridor Opportunity

•	The FECR Corridor has the long-term potential to provide passenger train service in South Florida

•	Tri-Rail’s Long-Range Master Plan identified two potential transit services along the FECR Corridor

•	Jupiter Extension: Tri-Rail would introduce passenger service from West Palm Beach to Jupiter by linking to FECR’s right-of-way

•	Entire 85 mile right-of-way from Jupiter to Miami could be used to introduce expanded passenger service in South Florida

•	In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor

Sample of corridor values (purchases of right-of-way)

•	In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida for $264 million (Journal of Commerce, 5-19-88)

•	In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of valuable rights-of-way, and 190 acres of adjacent land parcels for $450 million (L.A. Times, 10-16-90)

•	In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach for $235 million (Business Wire, 12-29-94)

Slide 18

Florida East Coast Railway 2003 Outlook
Outlook for Railway Segment 2003 and Assumptions

•	Revenues are expected to range between $174 and $177 million primarily driven by drayage and carload revenues

•	Company expects operating profit to be comparable to 2002

•	Continued focus on expense management

•	Capital expenditures expected to range between $30 and $32 million

Slide 19:

Flagler Development Company
Drawing — Artist’s Rendering of Flagler Center located in Jacksonville, Florida

Slide 20:

Flagler Properties are Located in Florida’s Growing Markets
4 photos
Deerwood North, Jacksonville
Gran Park at SouthPark, Orlando
Flagler Center, Jacksonville
Beacon Station, Miami

Slide 21:

Flagler Competitive Advantages

•	Strong, experienced management

•	Established franchise of office and industrial properties

•	Owns, leases and manages 7.0 million square feet of office and industrial space

•	Owns 60 buildings in eight office/industrial parks

•	Developed over 2.7 million square feet since 1999

•	Majority of portfolio built in the 1990s

•	Award-winning properties in multiple markets

•	Expertise in both stable and growing markets

•	Quality land bank with building entitlements

•	Approximately 938 acres of entitled land reduces time to market with ability to build 14.8 million square feet

•	In addition, over 4,900 acres of undeveloped land of which approximately 2,850 acres are on the market or under contract

•	Access to inexpensive capital (via FECI) to bridge to non-recourse mortgage financing

Slide 22

Flagler has Exceptional Assets in Florida’s Strongest Markets
Map of Florida
Cities Noted with property names:
Jacksonville:

Flagler Center Deerwood North Deerwood South Gran Park at the Avenues duPont Center The Office Centre at Summit

Orlando:

Gran Park at SouthPark

Ft. Lauderdale:

Flagler Plaza

Miami:

Beacon Station Business Park

Solid line representing FECR right-of-way Jacksonville to Miami

Land Portfolio — Approximately 4,900 acres excluding FECR land

Entitlements — 938 acres / 14.8 million square feet

Building Portfolio as of 6/30/03

Jacksonville	Existing 2,496,464	Under Development	113,000	Total 2,609,464
Orlando	Existing 835,618	Under Development	60,000	Total 895,618
Ft. Lauderdale	Existing 292,356	Under Development	—	Total 292,356
Miami	Existing 3,305,771	Under Development	230,000	Total 3,535,771
Totals	Existing 6,930,209	Under Development	403,000	Total 7,333,209

This chart excludes additional 591,000 sq. ft. of property in pre-development stage.

Slide 23
Flagler Growth

•	“Demand driven” development in growth markets

•	Stopped speculative construction in early 2001

•	Park infrastructure in place, ready to accommodate future demand

•	Focus on pre-leasing and build-to-suits

•	Ryder World Headquarters 230,000 s.f. build-to-suit; expected completion in early 2005

•	Corinthian Colleges, Inc. 60,000 s.f. build-to-suit; expected completion in Fall 2003

•	Deerwood North 300, a 4-story, 113,000 sq. ft. office building, has been pre-leased (53%) to Main Street America Group; expected completion Fall 2003

•	Value creation

•	Entitlement process

•	Infrastructure development

•	Buildings

•	Reinvestment of realty and land sales proceeds into income-producing properties, utilizing tax deferral strategies

•	Opportunistic acquisitions & sales

•	Quality land bank with building entitlements in place

•	Capital flexibility

•	Non-recourse financing

•	Access to inexpensive bridge financing

•	Manage capital expenditures against market opportunity

Slide 24:
Flagler has a Diversified Tenant Base

Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export

Chase Manhattan Mortgage
CHEP USA
Fairfield Resorts
Continental Assurance Company
Lockheed Martin
ABN-AMRO Mortgage Group
Marriott Vacation Club
Lexmark
CIT Group
Nemours Foundation
USF Worldwide
Avaya
IBM
Ryder
Mercedes-Benz USA
Officemax, Inc.
FedEx Ground
Arizona Chemical
Nuvell Financial

Pie Chart — Tenants by Industry Group — % of Revenue (Largest to Smallest)
Financial/Banking Services
Distribution Services
Sales and Services
Freight Forwarder
Other
Corporate Support Services
Hospitality Services
Garment
Insurance
Transportation/Delivery
Contractor
Import/Export
Professional/Consulting Firm
Light Manufacturing
Wholesaler
Computer Services
Real Estate Services
Medical Sales and Service
Communications
Storage Facility
Restaurant
Medical Technology

Slide 25
Key Financial Metrics for Flagler
4 separate bar charts

1.     Rental and Service Revenue (in millions)

1999	48.2
2000	53.8	*
2001	61.5	*
2002	61.6	*
YTD 6/30/02	31.9
YTD 6/30/03	32.5
2003 Outlook	2003 Expected in range of $64 to $66 million

*	Data reflects continuing operations

2.     Rental Properties’ Operating Profit Before D&A** (in millions of dollars)

1999	32.4
2000	36.3	*
2001	41.1	*
2002	39.7	*
YTD 6/30/02	21.3
YTD 6/30/03	19.6
2003 Outlook	2003 Expected in range of $39 to $41 million

*	Data reflects continuing operations

**	A reconciliation to the most comparable GAAP measure is provided on page 33

3.     Capital Expenditures (in millions of dollars)

1999	72.5
2000	62.0
2001	56.8
2002	26.7
YTD 6/30/02	11.0
YTD 6/30/03	48.0
2003 Outlook	2003 expected in range of $80 to $90 million

4.     Overall Occupancy (%)

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

1999	88	83	81	85
2000*	85	91	92	93
2001*	94	93	90	92
2002*	89	83	82	83
YTD 6/30/03	86	87

*	Data reflects continuing operations

Slide 26:

Creating Value at Beacon Station
Aerial photo of Beacon Station
Phase I — Beacon Station I
Phase II — Beacon Station II
Phase III — Section 31
Phase IV — Section 8

•	Before • Land holdings purchased in the 1970s • Located northwest of Miami International Airport • Rail access

•	Currently • Interchange built to provide access to the Florida Turnpike • 30 Buildings, 3.3 million sq. ft., developed with 121 tenants • Offers warehouse, office and some retail space

•	Future

•     230,000 sq. ft. build to-suit for Ryder System’s world headquarters underway

•     Existing entitlements in place to double the square footage

• Approximately 535 adjacent acres for future development

Slide 27:

Value Creation at Flagler Center located in Jacksonville
Aerial photo of Flagler Center with Interchange (under construction) drawn in and noting major highways and landmarks

•	Currently • Located in Jacksonville’s highest growth area • 937-acre property acquired in the 1960s • 770,000 sq. ft. currently developed in 7 buildings

•	In the Future

•     Interchange in progress to provide I-95 direct access to park, completion expected in spring 2004

•     Signed lease with Novell Financial Services, a subsidiary of GMAC, for 123,000 sq. ft.

•     Sold 32 acres for $9.5 million to Baptist Hospital for the construction of a 250,000 sq. ft. hospital and a 80,000 sq. ft.
      physician office building in the park

•     Under contract — 78 developable acres with an option for additional acres to Citicorp Credit Services for the construction of a 500,000 sq. ft. office and production center in the park

• 335 developable acres remaining with entitlements for additional 4.2 million sq. ft. of future development

Slide 28

Realty Disposition Strategy
Photo — Miami River Property (7.3 acres)
Currently under contract for $18.0 million

Photo — Buena Vista Property (56.0 acres)
Sold in December, 2002 for $34.5 million
FECR’s Properties

Slide 29

Land and Realty Disposition Strategy
Detailed map of Florida indicating land locations held by Flagler, FECR and
Flagler/FECR
The Railway and Flagler have surplus land listed for sale at asking prices totaling approximately $35.8 million and realty under contract totaling approximately $87.2 million.

Land and Realty sales (in millions of dollars) (bar chart)

Components — Railway Surplus Land Sales, Flagler Surplus Land Sales and Flagler Developed Property Sales

1999	78.4
2000	17.5
2001	21.7
2002	88.8
YTD 6/30/03	25.1
2003 Outlook	2003 Expected in range of $70 to $90 million

Slide 30:

Florida East Coast Industries Has a Strong Balance Sheet

(in millions of dollars)	June 30, 2003	December 31, 2002

	Unaudited

ASSETS
Cash and Cash Equivalents	$103.5	83.9
Other Current Assets	71.8	121.2
Properties less accumulated depreciation	825.2	795.7
Other Assets and Deferred Charges	26.7	50.4
Total Assets	$1,027.2	1,051.2
Liabilities and Shareholders Equity
Short-term Debt	$2.8	2.6
Other Current Liabilities	52.7	47.8
Deferred Income Taxes	132.4	122.1
Long-term Debt	239.7	294.1
Accrued Casualty, deferred Revenues and other long-term liabilities	10.7	11.3
Shareholders Equity	588.9	573.3
Total Liabilities and Shareholders’ Equity	$1,027.2	1,051.2

Slide 31

Significant Expected Future Benefits

• Realty sales (in millions)
• Approximate proceeds from realty sales in 2003	$70-$90
• Tax benefits (in millions)
• Received 2002 Federal cash tax refund in April, 2003	$74.6
• Federal NOL carry forward from 2002 (pre-tax)	$74.5
• Plan to eliminate dual class shares contingent on the receipt of a favorable IRS ruling (received shareholders approval in May)
• Announced 60% increase in the quarterly dividend
• Considering share repurchase and/or special dividend to distribute surplus cash to shareholders

Slide 32:

Florida East Coast Industries
Unlocking the Value

Flagler Development Company — Logo

•	High quality land bank with building entitlements

•	Access to inexpensive capital

•	60 owned buildings in eight office/industrial parks located in Florida’s growth markets

•	Strong reputation, seasoned management

•	Surplus land on the market and under contract

Florida East Coast Railway — Logo

•	Success in gaining new customers

•	Providing superior customer service

•	Cost advantage compared to truck transportation

•	Strong customer base

•	Railway franchise

•	Right-of-way income

•	Highly profitable, with strong cash flow to support realty growth

•	Surplus land on the market and under contract

Unlocking the Value

•	Adding entitlements to existing land

•	Developing entitled lands, providing infrastructure and access

•	Selling surplus land on the market and under contract

•	Potential to realize corridor value

•	Realizing ancillary rail revenue

•	Continue to monetize other non-core assets

•	Proposal to eliminate dual class equity structure

•	Increased dividend by 60% in the second quarter of 2003

Slide 33:

Reconciliation of Non-GAAP to GAAP Measures

									6 Months	6 Months
									ended	ended	Forecast
(in millions)	1999		2000		2001		2002		6/30/02	6/30/03	2003

RailwaySegment’s operating profit	$34.5	*	$43.7		$41.3		$42.1		$20.6	$20.1
RailwaySegment’s depreciation expense	14.6		14.8		16.4		17.8		8.5	9.7

RailwaySegment’s operating profit before depreciation	$49.1		$58.5		$57.7		$59.9		$29.1	$29.8

Total FECR legal entity net income	$26.6		$36.9		$34.2		$57.9		$18.5	$18.4
Depreciation expense	14.7		15.1		16.6		17.9		8.6	9.8
Interest (income) expense	0.3		0.3		(0.4)		0.0		0.1	(0.3)
Income tax expense	17.7		22.1		21.3		35.9		11.7	11.5

Total FECR legal entity EBITDA	$59.3		$74.4		$71.7		$111.7		$38.8	$39.5

Flagler’s rental properties’ operating profit	$17.9		$19.0	**	$20.3	**	$18.1	**	$10.5	$7.0	$14-$16
Rental properties’ D&A expenses	14.5		17.3	**	20.8	**	21.6	**	10.8	12.6	25.0

Rental properties’ operating profit before D&A expense	$32.4		$36.3	**	$41.1	**	$39.7	**	$21.3	$19.6	$39-$41

*	1999 includes special charges of $5.5 million

**	Data reflects continuing operations